                                 EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Holsinger our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-8 relating to the Sandy Spring Bancorp 1999 Stock Option Plan, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.


Signature                  Title                                Date

/s/ John Chirtea           Director                         May 26, 1999
----------------
John Chirtea

/s/ Susan D. Goff          Director                         May 26, 1999
-----------------
Susan D. Goff

/s/ Solomon Graham         Director                         May 26, 1999
------------------
Solomon Graham

/s/ Gilbert L. Hardesty    Director                         May 26, 1999
-----------------------
Gilbert L. Hardesty

/s/ Joyce R. Hawkins       Director                         May 26, 1999
--------------------
Joyce R. Hawkins

/s/ Thomas O. Keech        Director                         May 26, 1999
-------------------
Thomas O. Keech

/s/ Charles F. Mess        Director                         May 26, 1999
-------------------
Charles F. Mess

/s/ Robert L. Mitchell     Director                         May 26, 1999
----------------------
Robert L. Mitchell

                           Director
-------------------------
Robert L. Orndorff, Jr.

/s/ David E. Rippeon       Director                         May 26, 1999
--------------------
David E. Rippeon

/s/ Lewis R. Schumann      Director                         May 26, 1999
---------------------
Lewis R. Schumann

/s/ W. Drew Stabler        Director, Chairman of the        May 26, 1999
-------------------        Board
W. Drew Stabler